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        THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON JULY 11, 2000,
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 26, 2000


                               KINARK CORPORATION
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           (Exact name of registrant as specified in its charter)


      Delaware                         1-3920                   71-0268502
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(State or other jurisdiction    (Commission File Number)  (IRS Employer
  of Incorporation)                                        Identification No.)


               2250 E. 73rd Street, Suite 300, Tulsa, OK     74136
               -----------------------------------------     -----
            (Address of principal executive offices)     (Zip Code)


                                (918) 494-0964
                                -------------
              (Registrant's telephone number, including area code)




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Item 2.   Acquisition or Disposition of Assets

          On June 26, 2000, the Company sold all of the common stock of Lake River Corporation to LRT Holding Company, Inc., pursuant to a stock purchase agreement dated June 23, 2000, in exchange for cash in the amount of $26,400. Such amount is subject to adjustment based upon certain accounts receivable and accounts payable levels as described in the attached stock purchase agreement.

           On June 26, 2000, the Company sold all of the common stock of North American Warehousing Company to NAWC Holding Company, Inc., pursuant to a stock purchase agreement dated June 23, 2000, in exchange for cash in the amount of $166,000. Such amount is subject to adjustment based upon certain accounts receivable and accounts payable levels as described in the attached stock purchase agreement.

           The Company estimates these transactions resulted in a net loss of approximately $490,000 and $205,000 for Lake River Corporation and North American Warehousing Company, respectively, which it expects to report in the second quarter 2000 as a loss on the disposal of business segments.

           Lake River Corporation and North American Warehousing Company, both located in the Chicago area, represented approximately 15% of the Company's 1999 sales. Lake River Corporation conducts business primarily in the storage and trans-shipment of bulk liquid chemicals. North American Warehousing Company is involved in the warehousing and trans-shipment of drummed and dry chemicals. Both of the acquiring corporations are controlled by members of the existing management of Lake River Corporation and North American Warehousing Company.

           The attached stock purchase agreements and press release are hereby incorporated by reference in this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

           (b) Pro forma financial information

               It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required proforma financial information will be provided as soon as practible but not later than 60 days after the date on which this Form 8-K is filed.

           (C) Exhibits:

               2.1 Stock Purchase Agreement by and between Kinark Corporation and LRT Holding Company, Inc.

               2.2 Stock Purchase Agreement by and between Kinark Corporation and NAWC Holding Company, Inc.

               99.1   Press Release of Kinark Corporation, dated
                      June 26, 2000.





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KINARK CORPORATION
                                     (Registrant)


Date: July 11, 2000                By:   /s/Paul R. Chastain
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                                         Paul R. Chastain
                                        Vice President and
                                      Chief Financial Officer